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              EXHIBIT 99.3 - CHIEF EXECUTIVE OFFICER CERTIFICATION

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Amended Quarterly Report of U.S. Xpress Enterprises, Inc. (the "Company") on Form 10-Q/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. ss. 1350 (as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002) that he is the President (the Chief Executive Officer) of the Company and that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Patrick E. Quinn
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Patrick E. Quinn
Co-Chairman of the Board of Directors,
  President and Treasurer


Date:  August 14, 2002